UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2021

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03    Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07 below and Exhibit 3.1 with respect to the filing of the Charter Amendment (defined below).

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 5, 2021, VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), held a virtual special meeting of stockholders (the “Special Meeting”). The matters voted upon at the Special Meeting and the results of the voting are set forth below.

Proposal No. 1 – Approval of an Amendment to the Company’s Restated Articles of Incorporation to Increase the Company’s Authorized Share of Common Stock from 175.0 Million to 325.0 million

	For	Against	Abstained
Votes	82,555,822	8,624,844	349,761
% of Shares Voted	90.20%	9.42%	0.38%

The vote required to approve Proposal No. 1 was the affirmative vote of a majority of the outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and Series D Convertible Preferred Stock, voting together as a single class, entitled to vote as of January 4, 2021, the record date for the Special Meeting (the “Record Date”). Accordingly, the amendment to increase the number of authorized shares of Common Stock under the Company’s Restated Articles of Incorporation, as amended, from 175.0 million shares to 325.0 million shares (the “Charter Amendment”) was approved by the Company’s stockholders.

As approved by the Company’s stockholders at the Special Meeting, the Charter Amendment was filed with the Nevada Secretary of State on March 5, 2021. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Proposal No. 2 – Approval of a Proposal to Grant Discretionary Authority to Adjourn the Special Meeting, if Necessary, to Solicit Additional Proxies

	For	Against	Abstain
Votes	83,013,669	8,056,166	460,592

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal in person, excluding abstentions, via virtual attendance at the Special Meeting or by proxy, if a quorum present. Proposal No. 2 was approved by the Company’s stockholders.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on January 14, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated and Amended Articles of Incorporation, as amended, of VistaGen Therapeutics, Inc., dated March 5, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: March 5, 2021	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer